UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014 (December 16, 2014)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the date indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) acquired the following properties. For purposes of this table, dollar amounts are stated in millions, except for per square foot amounts:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid At Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent per Square Foot (2)	Average Remaining Lease Term in Years	Economic Occupancy (3)	Physical Occupancy
The Shoppes at Branson Hills(4) Branson, Missouri	12/16/2014	187,292	$33.8	6.6%	$2.7	$14.61	6 years	97.8%	97.8%
Branson Hills Plaza(5) Branson, Missouri	12/16/2014	179,901	$5.1	6.6%	$0.5	$2.84	20 years	100%	100%
Harvest Square Harvest, Alabama	12/16/2014	70,590	$13.0	6.6%	$1.0	$14.96	9 years	93.2%	93.2%
Shoppes at Prairie Ridge Pleasant Prairie, Wisconsin	12/16/2014	232,606	$32.5	6.6%	$2.5	$10.96	11 years	96.9%	96.9%
Copps Grocery Store Stevens Point, Wisconsin	12/16/2014	69,911	$15.5	6.6%	$1.1	$15.50	18 years	100%	100%
Fox Point Plaza Neenah, Wisconsin	12/16/2014	171,121	$17.3	6.6%	$1.7	$9.98	7 years	98.1%	98.1%
Heritage Square Conyers, Georgia	12/16/2014	22,385	$9.0	6.6%	$0.7	$34.98	41 years	84.6%	84.6%

(1)	The capitalization rate, or “cap rate,” is on a portfolio basis, not on an individual property basis. We determined the cap rate of the Kite Portfolio (defined below) by dividing the Kite Portfolio’s aggregate annualized net operating income (“NOI”) existing at the date we entered into the purchase and sale agreement by the contract purchase price of the Kite Portfolio (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.
(3)	As used herein, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.
(4)	Excludes the acquisition of the Kohl’s parcel.
(5)	Excludes the acquisition of the TJ Maxx parcel.

On December 16, 2014, we acquired the seven properties described in this current report on Form 8-K from a portfolio of retail properties to be acquired by us from subsidiaries of Kite Realty Group Trust (together, the “Kite Portfolio”) as described in our current report filed with the Securities and Exchange Commission on September 19, 2014.

2

The Shoppes at Branson Hills. On December 16, 2014, we indirectly acquired a fee simple interest in 187,292 square feet out of a 256,017 square foot retail center known as The Shoppes at Branson Hills, located in Branson, Missouri. The acquisition excluded 68,725 square feet of space that is currently leased by Kohl’s (the “Kohl’s Space”). The acquisition of the Kohl’s Space closed on December 19, 2014.

We purchased The Shoppes at Branson Hills, excluding the Kohl’s Space, from Kite Realty Group Trust, an unaffiliated third party, for approximately $33.8 million, plus closing costs. The aggregate purchase price of The Shoppes at Branson Hills and Branson Hills Plaza (described below under “—Branson Hills Plaza”) was $38.9 million, approximately $18.7 million of which was funded with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on The Shoppes at Branson Hills, excluding the Kohl’s Space, and Branson Hills Plaza with a remaining principal balance of approximately $20.2 million, representing the remainder of the aggregate purchase price. The terms of the loan are discussed below under Item 2.03.

The Shoppes at Branson Hills was constructed in 2005. As of December 22, 2014, The Shoppes at Branson Hills was 97.8% occupied and leased to 22 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 6 years. The property is shadow anchored by a Wal-Mart that we will not acquire and will not own. There are two tenants occupying greater than 10% of the total gross leasable area of the property. Best Buy, a multinational consumer electronics retailer, leases 30,000 square feet, or approximately 16% of the total gross leasable area of the property, and pays annual base rent of approximately $450,000, or approximately 17% of total annual base rent of the property based on leases in place as of December 22, 2014. Best Buy’s lease expires on April 30, 2021, and there are four 4-year renewal options with escalating rents, which may be exercised at the option of Best Buy as set forth in the lease. Bed Bath & Beyond, a national merchandise retail store, leases 25,000 square feet, or approximately 13% of the total gross leasable area of the property, and pays annual base rent of approximately $169,000, or approximately 6% of total annual base rent of the property based on leases in place as of December 22, 2014. Bed Bath & Beyond’s lease expires on January 31, 2019, and there are three 5-year renewal options with escalating rents, which may be exercised at the option of Bed Bath & Beyond as set forth in the lease. The other tenants leasing at least 2,000 square feet are Books a Million, PetCo, Maurice’s, Shoe Carnival, Dress Barn, MC Sports, Michael’s, Rue21, Arby’s, RadioShack, Pearle Vision, Freddy’s Frozen Custard and McDonald’s.

3

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	4	5,613	150,392	5.6%
2016	1	1,412	49,420	1.9%
2017	1	3,031	86,113	3.4%
2018	3	29,000	419,050	16.9%
2019	5	64,257	729,154	35.2%
2020	2	7,832	158,736	11.8%
2021	1	30,000	465,000	38.7%
2022	-	-	-	-
2023	3	33,614	544,134	74.0%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	98%	$13.71
2012	100%	$13.80
2011	94%	$12.48
2010	96%	$13.69
2009	98%	$13.67

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 9 and 18 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 30,720 and the average household income within the same radius is over $48,900.

4

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $181,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.9%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Branson Hills Plaza. On December 16, 2014, we indirectly acquired a fee simple interest in 179,901 square feet out of a 210,201 square foot retail center known as Branson Hills Plaza, located in Branson, Missouri. The acquisition excluded 30,300 square feet of space that is currently leased by TJ Maxx (the “TJ Maxx Space”), the acquisition of which is expected to close in December, 2014, subject to payment of the $4.5 million purchase price for the TJ Maxx Space and satisfaction of closing conditions.

We purchased Branson Hills Plaza, excluding the TJ Maxx Space, from Kite Realty Group Trust, an unaffiliated third party, for approximately $5.1 million, plus closing costs. We estimate that closing costs will equal $15,000. The aggregate purchase price of Branson Hills Plaza and The Shoppes at Branson Hills was $38.9 million, approximately $18.7 million of which was funded with proceeds from our offering.  At closing, we assumed a loan secured by a first mortgage on Branson Hills Plaza (excluding the TJ Maxx Space) and The Shoppes at Branson Hills (excluding the Kohl’s Space) (together, “Branson Hills”) with a remaining principal balance of approximately $20.2 million, representing the remainder of the aggregate purchase price. The terms of the loan are discussed below under Item 2.03.

Branson Hills Plaza was constructed in 2005. As of December 22, 2014, Branson Hills Plaza was 100% occupied and leased to 6 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 20 years. The property is shadow anchored by a Target that we will not acquire and will not own. There is one tenant occupying greater than 10% of the total gross leasable area of the property. Home Depot, a national home improvement store, ground leases 154,875 square feet, or approximately 86% of the total gross leasable area of the property, and pays annual base rent of approximately $118,000, or approximately 23% of total annual base rent of the property based on leases in place as of December 22, 2014. Home Depot’s lease expires on January 31, 2037, and there are six 5-year renewal options with escalating rents, which may be exercised at the option of Home Depot as set forth in the lease. The other tenants leasing at least 2,000 square feet are Chili’s (ground lease), Wendy’s (ground lease), Dollar Tree, Bedding Mart and Pizza Hut (ground lease).

5

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	-	-	-	-
2016	-	-	-	-
2017	1	4,000	71,441	13.1%
2018	-	-	-	-
2019	-	-	-	-
2020	1	8,000	96,000	19.7%
2021	1	5,877	125,000	32.0%
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	100%	$2.83
2012	100%	$2.79
2011	98%	$2.45
2010	98%	$2.45
2009	98%	$2.45

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 9 and 18 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 30,720 and the average household income within the same radius is over $48,900.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $80,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.9%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

6

Harvest Square. On December 16, 2014, we indirectly acquired a fee simple interest in a 70,590 square foot retail center known as Harvest Square, located in Harvest, Alabama. Harvest Square was purchased from Kite Realty Group Trust, an unaffiliated third party, for approximately $13.0 million, plus closing costs. We estimate that closing costs will equal $35,000. We funded approximately $6.2 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $6.8 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

Harvest Square was constructed in 2008. As of December 22, 2014, Harvest Square was 93.2% occupied and leased to 14 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 9 years. There is one tenant occupying greater than 10% of the total gross leasable area of the property. Publix, a grocery store, leases 45,600 square feet, or approximately 65% of the total gross leasable area of the property, and pays annual base rent of approximately $577,000, or approximately 59% of total annual base rent of the property based on leases in place as of December 22, 2014. Publix’s lease expires on August 31, 2028, and there are seven 5-year renewal options with non-escalating rents, which may be exercised at the option of Publix as set forth in the lease. The other tenants leasing at least 2,000 square feet are AT&T Wireless and MiCasa Mexican Restaurant.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	1	2,000	33,000	3.5%
2015	2	2,800	57,400	6.2%
2016	5	8,400	144,335	16.8%
2017	-	-	-	-
2018	3	4,190	82,724	11.5%
2019	2	2,800	57,400	9.1%
2020	-	-	-	-
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

7

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	97%	$14.24
2012	95%	$14.17
2011	97%	$14.48
2010	91%	$14.35
2009	92%	$13.35

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 1 and 2 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 32,300 and the average household income within the same radius is over $64,300.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $26,900. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 3.6%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Shoppes at Prairie Ridge. On December 16, 2014, we indirectly acquired a fee simple interest in a 232,606 square foot retail center known as Shoppes at Prairie Ridge, located in Pleasant Prairie, Wisconsin. We purchased this property from Kite Realty Group Trust, an unaffiliated third party, for approximately $32.5 million, plus closing costs. We estimate that closing costs will equal $85,000. We funded approximately $16.9 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $15.6 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

8

Shoppes at Prairie Ridge was constructed in 2009. As of December 22, 2014, Shoppes at Prairie Ridge was 96.9% occupied and leased to 20 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 11 years. The property is shadow anchored by a Target that we will not acquire and will not own. There are two tenants occupying greater than 10% of the total gross leasable area of the property. Dick’s Sporting Goods, a national sporting goods store, leases 50,000 square feet, or approximately 22% of the total gross leasable area of the property, and pays annual base rent of approximately $700,000, or approximately 28% of total annual base rent of the property based on leases in place as of December 22, 2014. Dick’s Sporting Goods’ lease expires on January 31, 2019, and there are three 5-year renewal options with escalating rents, which may be exercised at the option of Dick’s Sporting Goods as set forth in the lease. JC Penney, a national department store, ground leases 104,175 square feet, or approximately 45% of the total gross leasable area of the property, and pays annual base rent of approximately $385,000, or approximately 16% of total annual base rent of the property based on leases in place as of December 22, 2014. JC Penney’s lease expires on July 31, 2034, and there are nine 5-year renewal options with escalating rents, which may be exercised at the option of JC Penney as set forth in the lease. The other tenants leasing at least 2,000 square feet are Petsmart, Ulta, GameStop, Maurices, Affordable Dentures & Crowns, Charming Charlie, Tazino’s Buffet and Mattress Firm.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	1	4,000	80,000	3.3%
2015	4	8,378	205,458	8.6%
2016	1	1,626	30,894	1.4%
2017	4	7,583	139,962	6.5%
2018	2	4,720	92,925	4.6%
2019	5	76,432	1,140,035	59.2%
2020	1	10,129	200,554	25.4%
2021	-	-	-	-
2022	1	8,370	209,141	35.2%
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

9

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	97%	$10.60
2012	97%	$10.57
2011	91%	$10.15
2010	88%	$9.50
2009	84%	$8.86

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 7 and 14 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 78,680 and the average household income within the same radius is over $59,800.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $508,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 2.2%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Copps Grocery Store. On December 16, 2014, we indirectly acquired a fee simple interest in a 69,911 square foot grocery store known as Copps Grocery Store, located in Stevens Point, Wisconsin. We purchased this property from Kite Realty Group Trust, an unaffiliated third party, for approximately $15.5 million, plus closing costs. We estimate that closing costs will equal $40,000. We funded 100% of the purchase price paid at the closing with proceeds from our offering.

Copps Grocery Store was constructed in 2012. As of December 22, 2014, Copps Grocery Store was 100% occupied and leased to 1 tenant. The remaining lease term for the tenant occupying the property is approximately 18 years. Copps leases 69,911 square feet, or 100% of the total gross leasable area of the property, and pays annual base rent of approximately $1,084,000, or 100% of total annual base rent of the property based on leases in place as of December 22, 2014. Copps’ lease expires on December 31, 2032, and there are four 5-year renewal options with escalating rents, which may be exercised at the option of Copps as set forth in the lease.

10

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	-	-	-	-
2016	-	-	-	-
2017	-	-	-	-
2018	-	-	-	-
2019	-	-	-	-
2020	-	-	-	-
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	100%	$15.50
2012	100%	$15.50

*The first year of occupancy was 2012

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 2 and 3 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 44,175 and the average household income within the same radius is over $62,300.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $199,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 2.5%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

11

Fox Point Plaza. On December 16, 2014, we indirectly acquired a fee simple interest in a 171,121 square foot retail center known as Fox Point Plaza, located in Neenah, Wisconsin. We purchased this property from Kite Realty Group Trust, an unaffiliated third party, for approximately $17.3 million, plus closing costs. We estimate that closing costs will equal $45,000. We funded approximately $6.5 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $10.8 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

Fox Point Plaza was constructed in 2008. As of December 22, 2014, Fox Point Plaza was 98.1% occupied and leased to 17 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 7 years. There are three tenants occupying greater than 10% of the total gross leasable area of the property. Pick ‘N Save, a supermarket chain, leases 60,940 square feet, or approximately 36% of the total gross leasable area of the property, and pays annual base rent of approximately $757,000, or approximately 45% of total annual base rent of the property based on leases in place as of December 22, 2014. Pick ‘N Save’s lease expires on December 31, 2028, and there are four 5-year renewal options with escalating rents, which may be exercised at the option of Pick ‘N Save as set forth in the lease. Bethesda Lutheran Thrift Store, a non-profit thrift store, leases 19,900 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $129,000, or approximately 8% of total annual base rent of the property based on leases in place as of December 22, 2014. Bethesda Lutheran Thrift Store’s lease expires on April 30, 2020, and there is one 5-year renewal option with escalating rent, which may be exercised at the option of Bethesda Lutheran Thrift Store as set forth in the lease. Adventures in Advertising, a promotional product distributor, leases 21,287 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $192,000, or approximately 11% of total annual base rent of the property based on leases in place as of December 22, 2014. Adventures in Advertising’s lease expires on May 31, 2016, and there are two 3-year renewal options with escalating rents, which may be exercised at the option of Adventures in Advertising as set forth in the lease. The other tenants leasing at least 2,000 square feet are Get it Now, Peak Nutrition, Island Music, Jeri’s Hallmark, Cost Cutters, Karate America, Anytime Fitness, Rogan Shoes, El Azteca, Salon Aura, Papa Murphy’s and Ministry Home Care.

12

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	3	18,532	119,285	7.1%
2016	7	42,459	429,785	27.0%
2017	1	4,969	60,000	5.1%
2018	1	1,621	26,747	2.4%
2019	1	5,502	65,000	6.0%
2020	3	33,881	261,318	25.7%
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	98%	$9.95
2012	98%	$9.95
2011	98%	$9.95
2010	92%	$9.99
2009	91%	$10.02

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 8 and 15 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 62,930 and the average household income within the same radius is over $62,400.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $270,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 2.4%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

13

Heritage Square. On December 16, 2014, we indirectly acquired a fee simple interest in a 22,385 square foot retail center known as Heritage Square, located in Conyers, Georgia. We purchased Heritage Square from Kite Realty Group Trust, an unaffiliated third party, for approximately $9.0 million, plus closing costs. We estimate that closing costs will equal $25,000. We funded approximately $4.5 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $4.5 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

Heritage Square was constructed in 2010. As of December 22, 2014, Heritage Square was 84.6% occupied and leased to 7 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 41 years. There is one tenant occupying greater than 10% of the total gross leasable area of the property. Walgreens, a national drug retailing chain, leases 10,479 square feet, or approximately 47% of the total gross leasable area of the property, and pays annual base rent of approximately $519,000, or approximately 78% of total annual base rent of the property based on leases in place as of December 22, 2014. Walgreens’ lease expires on May 31, 2086 and there are no renewal options. The other tenant leasing at least 2,000 square feet is Batteries Plus.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	1	1,161	23,404	3.5%
2015	-	-	-	-
2016	2	2,870	53,001	8.2%
2017	-	-	-	-
2018	1	1,425	23,137	3.9%
2019	1	1,000	15,386	2.7%
2020	1	2,000	38,243	6.9%
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

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The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	80%	$36.11
2012	96%	$32.17
2011	94%	$33.44
2010	88%	$15.32
* The first year of occupancy was 2010. Total building square footage was 22,385 at December 31, 2013, 2012 and 2011 and 11,906 at December 31, 2010.

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 22 and 26 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 85,160 and the average household income within the same radius is over $65,100.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $88,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by an average tax rate of 1.8%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

The information set forth above in this Item 2.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.1–10.4, 10.7, 10.11–10.12, 10.16–10.17, 10.21, which are incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Branson Hills Loan.  On December 16, 2014, we, through our wholly owned subsidiary and the owner of Branson Hills, IREIT BRANSON HILLS, L.L.C. (the “Branson Hills Subsidiary”), assumed a loan with PNC BANK, NATIONAL ASSOCIATION from KRG BRANSON HILLS, LLC. The remaining principal amount of the loan was equal to approximately $20.2 million as of the date of the assumption. The loan is secured by a first priority mortgage on Branson Hills.

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The loan bears interest at a floating rate that will not exceed the one month British Bankers Association LIBOR rate plus 1.75% per annum. The effective annual interest rate as of the date of this report is 1.92% per annum. The maturity date on the loan is December 15, 2019. As part of the assumption transaction, the Branson Hills Subsidiary assumed an interest rate swap contract ($10,150,000) which fixed a portion of the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. The loan requires the Branson Hills Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service covenants levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Subject to satisfying certain conditions, as set forth in the loan documents, the Branson Hills Subsidiary may prepay all or a portion of the loan, and if the entire amount of the loan is paid, obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan approximately $20.2 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Branson Hills Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have entered into a replacement guaranty of payment and recourse obligations, pursuant to which we have agreed to guarantee to the lender the payment and performance of certain obligations, including any losses arising out of or in connection with, among other things, fraud of the Branson Hills Subsidiary in connection with the loan, prohibited transfers and voluntary filing for bankruptcy by the Branson Hills Subsidiary.

Harvest Square Loan.  On December 16, 2014, we, through our wholly owned subsidiary and the owner of Harvest Square, IREIT HARVEST SQUARE, L.L.C. (the “Harvest Square Subsidiary”), assumed a loan with PNC BANK, NATIONAL ASSOCIATION from KRG HARVEST SQUARE, LLC. The remaining principal amount of the loan was equal to $6.8 million as of the date of the assumption. The loan is secured by a first priority mortgage on Harvest Square. This loan bears interest at a fixed rate of 4.65% per annum, and matures on January 1, 2022. Interest only is due and payable in arrears on each payment date until but not including the payment date occurring in February, 2017. On the payment date occurring in February, 2017 and on each payment date thereafter, principal and interest in the amount equal to $35,063.30 is due and payable.  Prepayment of debt in whole, but not in part, is allowed after June 30, 2015, provided certain conditions are met, including the payment of the applicable prepayment consideration, if any, set forth in the loan agreement.  The loan may be prepaid at par beginning October 1, 2021.

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The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Harvest Square Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have guaranteed the obligations or liabilities of the Harvest Square Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, material misrepresentation, willful misrepresentation, gross negligence or willful misconduct of the Company, the Harvest Square Subsidiary or their affiliates; (ii) any physical waste of the property; and (iii) the breach of any representation or warranty concerning environmental laws. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, the transfer of property without lender’s consent.

Shoppes at Prairie Ridge Loan.  On December 16, 2014, we, through our wholly owned subsidiary and the owner of Shoppes at Prairie Ridge, IREIT PLEASANT PRAIRIE RIDGE, L.L.C. (the “Prairie Ridge Subsidiary”), assumed a loan with PNC BANK, NATIONAL ASSOCIATION from KRG PLEASANT PRAIRIE RIDGE, LLC.  The remaining principal amount of the loan was equal to approximately $15.6 million as of the date of the assumption. The loan is secured by a first priority mortgage on Shoppes at Prairie Ridge.

The loan bears interest at a floating rate that will not exceed the one month British Bankers Association LIBOR rate plus 1.75% per annum. The effective annual interest rate as of the date of this report is 1.92% per annum. The maturity date on the loan is December 15, 2019. As part of the assumption transaction, the Prairie Ridge Subsidiary assumed an interest rate swap contract (approximately $13.4 million) which fixed a portion of the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. The loan requires the Prairie Ridge Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service covenant levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Subject to satisfying certain conditions, as set forth in the loan documents, the Prairie Ridge Subsidiary may prepay all or a portion of the loan, and if the entire amount of the loan is paid, obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan, approximately $15.6 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the Prairie Ridge Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have entered into a replacement guaranty of payment and recourse obligations, pursuant to which we have agreed to guarantee to the lender the payment and performance of certain obligations, including any losses arising out of or in connection with, among other things, fraud of the Prairie Ridge Subsidiary in connection with the loan, prohibited transfers and voluntary filing for bankruptcy by the Prairie Ridge Subsidiary.

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Fox Point Plaza Loan.  On December 16, 2014, we, through our wholly owned subsidiary and the owner of Fox Point Plaza, IREIT NEENAH FOX POINT, L.L.C. (the “Fox Point Subsidiary”), assumed a loan with PNC BANK, NATIONAL ASSOCIATION from KRG NEENAH FOX POINT, LLC.  The remaining principal amount of the loan was equal to approximately $10.8 million as of the date of the assumption. The loan is secured by a first priority mortgage on Fox Point Plaza.

The loan bears interest at a floating rate that will not exceed the one month British Bankers Association LIBOR rate plus 1.85% per annum. The effective annual interest rate as of the date of this report is 2.02% per annum. The maturity date on the loan is December 15, 2019. As part of the assumption transaction, Fox Point Subsidiary assumed an interest rate swap contract which fixed the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. The loan requires the Fox Point Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service convents levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Subject to satisfying certain conditions, as set forth in the loan documents, The Fox Point Subsidiary may prepay all or a portion of the loan, and if the entire amount of the loan is paid, obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan, approximately $10.8 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the Fox Point Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have entered into a replacement guaranty of payment and recourse obligations, pursuant to which we have agreed to guarantee to the lender the payment and performance of certain obligations, including any losses arising out of or in connection with, among other things, fraud of the Fox Point Subsidiary in connection with the loan, prohibited transfers and voluntary filing for bankruptcy by the Fox Point Subsidiary.

Heritage Square Loan.  On December 16, 2014, we, through our wholly owned subsidiary and the owner of Heritage Square, IREIT CONYERS HERITAGE, L.L.C. (the “Heritage Square Subsidiary”), assumed a loan with WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5 from KRG CONYERS HERITAGE, LLC. The remaining principal amount of the loan was equal to approximately $4.5 million as of the date of the assumption. The loan is secured by a first priority mortgage on Heritage Square.

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This loan bears interest at a fixed rate of 5.10% per annum, and matures on July 1, 2021. An interest-only installment is due and payable on the first day of each month through and including the maturity date, the amount of which varies based on the number of days in the prior month. Prepayment of debt in whole, but not in part, is allowed, provided that certain conditions are met, including the payment of the applicable yield maintenance premium (applied until 3 months prior to the maturity date) set forth in the loan agreement.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Heritage Square Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have guaranteed the obligations or liabilities of the Heritage Square Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, intentional misrepresentation, gross negligence or willful misconduct of the Company or the Heritage Square Subsidiary; (ii) any material physical waste of the property; and (iii) removal or disposal of any portion of the property after an event of default. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, the transfer of property without lender’s consent.

The information set forth above in this Item 2.03 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.5–10.6, 10.8–10.10, 10.13–10.15, 10.18–10.20, 10.22–10.25, which are incorporated into this Item 2.03 by reference.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the properties described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b) Pro forma financial information.

The required pro forma financial information for the properties described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d) Exhibits

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits (Lot 4B in The Shoppes at Branson Hills), dated as of December 15, 2014, by and between KRG BRANSON HILLS IV, LLC and IREIT BRANSON HILLS, L.L.C.

10.3	Assignment and Assumption of Leases and Security Deposits (The Shoppes at Branson Hills and Branson Hills Plaza), dated as of December 15, 2014, by and between KRG BRANSON HILLS, LLC and IREIT BRANSON HILLS, L.L.C.

10.4	Consent to Sale, Assumptions and Second Loan Modification Agreement (Branson Hills), dated as of December 15, 2014, by and among KRG BRANSON HILLS, LLC, KITE REALTY GROUP, L.P., IREIT BRANSON HILLS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.5	First Amended and Restated Promissory Note (Branson Hills), dated as of December 15, 2014, issued by IREIT BRANSON HILLS, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.6	Replacement Guaranty of Payment and Recourse Obligations (Branson Hills), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.7	Assignment and Assumption of Leases and Security Deposits (Harvest Square), dated as of December 15, 2014, by and between KRG HARVEST SQUARE, LLC and IREIT HARVEST SQUARE, L.L.C.
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10.8	Consent and Assumption Agreement with Limited Release (Harvest Square), dated as of December 15, 2014, by and among KRG HARVEST SQUARE, LLC, KITE REALTY GROUP, L.P., IREIT HARVEST SQUARE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.9	Environmental Indemnity Agreement (Harvest Square), dated as of December 15, 2014, by IREIT HARVEST SQUARE, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.10	Guaranty of Recourse Obligations of Borrower (Harvest Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.11	General Assignment and Assumption Agreement (Prairie Ridge), dated as of December 15, 2014, by and between KRG PLEASANT PRAIRIE RIDGE, LLC and IREIT PLEASANT PRAIRIE RIDGE, L.L.C.

10.12	Assignment and Assumption of Leases and Security Deposits (Prairie Ridge), dated as of December 15, 2014, by and between KRG PLEASANT PRAIRIE RIDGE, LLC and IREIT PLEASANT PRAIRIE RIDGE, L.L.C.

10.13	Consent to Sale, Assumptions and Second Loan Modification Agreement (Prairie Ridge), dated as of December 15, 2014, by and among KRG PLEASANT PRAIRIE RIDGE, LLC, KITE REALTY GROUP, L.P., IREIT PLEASANT PRAIRIE RIDGE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.14	First Amended and Restated Promissory Note (Prairie Ridge), dated as of December 15, 2014, issued by IREIT PLEASANT PRAIRIE RIDGE, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.15	Replacement Guaranty of Payment and Recourse Obligations (Prairie Ridge), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. to and for the benefit of PNC BANK, NATIONAL ASSOCIATION.

10.16	Assignment and Assumption of Leases and Security Deposit (Copps), dated as of December 15, 2014, by and between KRG STEVENS POINT PINECREST, LLC and IREIT STEVENS POINT PINECREST, L.L.C.

10.17	Assignment and Assumption of Leases and Security Deposits (Fox Point), dated as of December 15, 2014, by and between KRG NEENAH FOX POINT, LLC and IREIT NEENAH FOX POINT, L.L.C.

10.18	Consent to Sale, Assumptions and Second Loan Modification Agreement (Fox Point), dated as of December 15, 2014, by and among KRG NEENAH FOX POINT, L.L.C., KITE REALTY GROUP, L.P., IREIT NEENAH FOX POINT, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.
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10.19	First Amended and Restated Promissory Note (Fox Point), dated as of December 15, 2014, issued by IREIT NEENAH FOX POINT, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.20	Replacement Guaranty of Payment and Recourse Obligations (Fox Point), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.21	Assignment and Assumption of Leases and Security Deposits (Heritage Square), dated as of December 15, 2014, by and between KRG CONYERS HERITAGE, LLC and IREIT CONYERS HERITAGE, L.L.C.

10.22	Consent and Assumption Agreement with Release (Heritage Square), dated as of December 15, 2014, by and among KRG CONYERS HERITAGE, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT CONYERS HERITAGE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.23	Joinder Agreement (Heritage Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.24	Environmental Indemnity Agreement (Heritage Square), dated as of December 15, 2014, by IREIT CONYERS HERITAGE, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.25	Guaranty Agreement (Heritage Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	December 22, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits (Lot 4B in The Shoppes at Branson Hills), dated as of December 15, 2014, by and between KRG BRANSON HILLS IV, LLC and IREIT BRANSON HILLS, L.L.C.

10.3	Assignment and Assumption of Leases and Security Deposits (The Shoppes at Branson Hills and Branson Hills Plaza), dated as of December 15, 2014, by and between KRG BRANSON HILLS, LLC and IREIT BRANSON HILLS, L.L.C.

10.4	Consent to Sale, Assumptions and Second Loan Modification Agreement (Branson Hills), dated as of December 15, 2014, by and among KRG BRANSON HILLS, LLC, KITE REALTY GROUP, L.P., IREIT BRANSON HILLS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.5	First Amended and Restated Promissory Note (Branson Hills), dated as of December 15, 2014, issued by IREIT BRANSON HILLS, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.6	Replacement Guaranty of Payment and Recourse Obligations (Branson Hills), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.7	Assignment and Assumption of Leases and Security Deposits (Harvest Square), dated as of December 15, 2014, by and between KRG HARVEST SQUARE, LLC and IREIT HARVEST SQUARE, L.L.C.

10.8	Consent and Assumption Agreement with Limited Release (Harvest Square), dated as of December 15, 2014, by and among KRG HARVEST SQUARE, LLC, KITE REALTY GROUP, L.P., IREIT HARVEST SQUARE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.9	Environmental Indemnity Agreement (Harvest Square), dated as of December 15, 2014, by IREIT HARVEST SQUARE, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.10	Guaranty of Recourse Obligations of Borrower (Harvest Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.11	General Assignment and Assumption Agreement (Prairie Ridge), dated as of December 15, 2014, by and between KRG PLEASANT PRAIRIE RIDGE, LLC and IREIT PLEASANT PRAIRIE RIDGE, L.L.C.

10.12	Assignment and Assumption of Leases and Security Deposits (Prairie Ridge), dated as of December 15, 2014, by and between KRG PLEASANT PRAIRIE RIDGE, LLC and IREIT PLEASANT PRAIRIE RIDGE, L.L.C.

10.13	Consent to Sale, Assumptions and Second Loan Modification Agreement (Prairie Ridge), dated as of December 15, 2014, by and among KRG PLEASANT PRAIRIE RIDGE, LLC, KITE REALTY GROUP, L.P., IREIT PLEASANT PRAIRIE RIDGE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.14	First Amended and Restated Promissory Note (Prairie Ridge), dated as of December 15, 2014, issued by IREIT PLEASANT PRAIRIE RIDGE, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.15	Replacement Guaranty of Payment and Recourse Obligations (Prairie Ridge), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. to and for the benefit of PNC BANK, NATIONAL ASSOCIATION.

10.16	Assignment and Assumption of Leases and Security Deposit (Copps), dated as of December 15, 2014, by and between KRG STEVENS POINT PINECREST, LLC and IREIT STEVENS POINT PINECREST, L.L.C.

10.17	Assignment and Assumption of Leases and Security Deposits (Fox Point), dated as of December 15, 2014, by and between KRG NEENAH FOX POINT, LLC and IREIT NEENAH FOX POINT, L.L.C.

10.18	Consent to Sale, Assumptions and Second Loan Modification Agreement (Fox Point), dated as of December 15, 2014, by and among KRG NEENAH FOX POINT, L.L.C., KITE REALTY GROUP, L.P., IREIT NEENAH FOX POINT, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

10.19	First Amended and Restated Promissory Note (Fox Point), dated as of December 15, 2014, issued by IREIT NEENAH FOX POINT, L.L.C. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.20	Replacement Guaranty of Payment and Recourse Obligations (Fox Point), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of PNC BANK, NATIONAL ASSOCIATION.

10.21	Assignment and Assumption of Leases and Security Deposits (Heritage Square), dated as of December 15, 2014, by and between KRG CONYERS HERITAGE, LLC and IREIT CONYERS HERITAGE, L.L.C.

10.22	Consent and Assumption Agreement with Release (Heritage Square), dated as of December 15, 2014, by and among KRG CONYERS HERITAGE, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT CONYERS HERITAGE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.23	Joinder Agreement (Heritage Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.24	Environmental Indemnity Agreement (Heritage Square), dated as of December 15, 2014, by IREIT CONYERS HERITAGE, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.25	Guaranty Agreement (Heritage Square), dated as of December 15, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.